UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report - May 28, 2003

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its chapter)

       Pennsylvania                     0-1667                   23-2222567
       ------------                     ------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


4 Brandywine Avenue, P.O. Box 1004, Downingtown, Pennsylvania         19335-0904
-------------------------------------------------------------         ----------
                        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code                 (610)269-1040
                                                                   -------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5. Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6. Resignations of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements and Exhibits.

                   Exhibit No.      Exhibit
                         99         Press  Release  dated  May  28, 2003 of  DNB
                                    Financial Corporation ( filed pursuant to Item 9 hereof).
                       99.1         Additional Correspondence  -  Certifications
                                    of  financial statements by Chief  Executive
                                    Officer and Chief Financial Officer

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9. Regulation FD Disclosure.

     On May 28, 2003, DNB Financial Corporation issued a press release concerning its First Quarter Earnings. This press release is filed herein, as part of this Item 9, as Exhibit 99.

     The Chief Executive Officer and Chief Financial Officer of DNB Financial Corporation (the "Company") each submitted to the Securities and Exchange Commission on May 28, 2003 the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's
Current Report on Form 8-K dated May 28, 2003. Copies of the foregoing certifications are attached hereto as exhibit 99.1, but shall be treated as only "accompanying" this filing and shall not be deemed incorporated herein.

Item 10. Amendments to the Registrant's Code of Ethics,or Waiver of a Provision of the Code of Ethics.

                  Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. DNB Financial Corporation (Registrant)


                                                     DNB FINANCIAL CORPORATION
                                                     ---------------------------
                                                        (Registrant)


                                                     /s/ Henry F. Thorne
                                                     ---------------------------
                                                     Henry F. Thorne, President
                                                     and Chief Executive Officer
Date    May 28, 2003
        --------------

EXHIBIT INDEX

Exhibit No.              Description
-----------              ------------
Exhibit 99               Press  Release  dated  May  28, 2003 of  DNB  Financial
                         Corporation (filed pursuant to Item 9 hereof).

Exhibit 99.2 Certification of the Periodic Report by Chief Executive Officer and Chief Financial Officer (filed pursuant to
                         Item 9 hereof).